NETFABRIC HOLDINGS, INC.



                                                    February 13, 2006



To The UCA Shareholders Listed Below (the "UCA Shareholders"):

     Re: Amendment of The Share Exchange Agreement

     This letter Agreement (the "Amendment") sets forth the terms and conditions relating to the amendment of the Share Exchange Agreement (the "Agreement") by and among NetFabric, Inc., a Delaware corporation (the "Company"), UCA Services, Inc. and the UCA Shareholders, dated May 20, 2005 with regard to an adjustment of the consideration in the Share Exchange Agreement.

          1. A dispute has arisen with regard to the Company's satisfaction of the covenant regarding the raising of additional equity financing.

          2. The Company, UCA Services, Inc. and each of the UCA Shareholders hereby agrees to amend the Agreement as a price adjustment to issue to the UCA Shareholders an aggregate of 9 million shares to be divided as set forth below.

          3.  Each  UCA  Shareholder,   separately  and  only  with  respect  to
themselves, represents and warrants to the Company that:

          3.1 The UCA Shareholder has the full power and authority to enter into this Amendment and to acquire the Shares, and that the UCA Shareholder's execution, delivery and performance under this Amendment has been duly authorized by all necessary action. This Amendment constitutes the valid and binding obligations of the UCA Shareholder, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, securities or other laws or policies relating to or affecting creditors' rights or the enforcement of indemnification obligations or by general principles of equity.

          3.2 The UCA Shareholder understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act of 1933, as amended (the "Securities Act"), based in part upon the UCA Shareholder's representations contained in the Amendment, including, without limitation, that the UCA Shareholder is an "accredited investor" within the meaning of Regulation D under the Securities Act. Each UCA Shareholder is acquiring the Shares for such UCA Shareholder's own account for investment purposes only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution. The UCA Shareholder represents that it has the capacity to evaluate the merits and risks of its investment in the Shares and to protect its own interests in connection with the transactions contemplated in this Amendment.

          3.3 The Shares are restricted securities and the certificates to be issued to the UCA Shareholders representing such Shares shall bear a restrictive legend. Accordingly, the UCA Shareholder must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

          4. The Company represents and warrants that it has the full power and authority to enter into this Amendment and to transfer the Shares, and that Robinson's execution, delivery and performance under this Amendment has been duly authorized by all necessary action. This Amendment constitutes the valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, securities or other laws or policies relating to or affecting creditors' rights or the enforcement of indemnification obligations or by general principles of equity.

          5. This Amendment with attachment sets forth the entire agreement between the parties hereto as to the subject matter herein, and cannot be amended, modified or terminated except by an agreement in writing executed by the parties hereto. In the event that any provision of this Amendment is invalid, illegal or unenforceable, the remainder of hereof shall be construed without taking into effect such invalid, illegal or unenforceable provision. This Amendment shall be governed by the laws of the State of New Jersey without regard to the principles of the conflicts of laws. This Amendment may be executed in several counterparts or by separate instruments and by facsimile transmission, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

     Please signify your agreement to the foregoing by executing and returning the duplicate of this letter by fax to Robinson. You may retain the original for your files.

                                      Very truly yours,



                                      By: /s/ Jeff Robinson
                                         ----------------------
                                         Name:  Jeff Robinson
                                         Title: CEO


                                      UCA Services, Inc.
                                      By:_______________________________
                                           Name:
                                           Title:



AGREED TO AND ACCEPTED THIS
_____ DAY OF FEBRUARY 2006

UCA Shareholder:  Faisal Syed
/s/ Faisal Syed
-------------------------------
(sign)

Number of Shares:3,600,000


UCA Shareholder:  Fahad Syed
/s/ Fahad Syed
-------------------------------
(sign)

Number of Shares:1,800,000


UCA Shareholder:  Mohd Asif
/s/ Mohd Asif
-------------------------------
(sign)

Number of Shares:3,600,000

                                     RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Faisal Syed (being referred to herein as "RELEASOR"), for good and valuable consideration, releases and discharges NetFabric Holdings, Inc. (the "RELEASEE") and RELEASEE'S officers, directors, stockholders, employees, agents, administrators, successors and assigns (collectively, the "RELEASEES") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty, or equity, which against RELEASEES, RELEASOR, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any claims that were asserted or could have been asserted by the RELEASOR in connection with the RELEASEES' failure to satisfy the requirement of Share Exchange Agreement, by and among RELEASOR and RELEASEE and others, relating to the raising of an equity financing of $5 million.

     Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require. This RELEASE may not be changed orally.

     In witness whereof, the RELEASORS have hereunto set their hand and seal on the __ day of February, 2006.


                                      Print Name: /s/ Faisal Syed
                                                  ---------------

                                      (sign): _______________________


State of _________         )
                           )  ss:
County of ________         )

     On ____________, 2006, before me personally came Faisal Syed, to me known, who being duly sworn, did depose and say that he resides in
___________________________



                                        ---------------------------------
                                                 Notary Public

                                     RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Fahad Syed (being referred to herein as "RELEASOR"), for good and valuable consideration, releases and discharges NetFabric Holdings, Inc. (the "RELEASEE") and RELEASEE'S officers, directors, stockholders, employees, agents, administrators, successors and assigns (collectively, the "RELEASEES") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty, or equity, which against RELEASEES, RELEASOR, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any claims that were asserted or could have been asserted by the RELEASOR in connection with the RELEASEES' failure to satisfy the requirement of the Share Exchange Agreement, by and among RELEASOR and RELEASEE and others, relating to the raising of an equity financing of $5 million.

     Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require. This RELEASE may not be changed orally.

     In witness whereof, the RELEASORS have hereunto set their hand and seal on the __ day of February, 2006.


                                        Print Name: /s/ Fahad Syed
                                                   ---------------


                                        (sign):__________________


State of _________         )
                           )  ss:
County of ________         )


     On ____________, 2006, before me personally came Fahad Syed, to me known, who being duly sworn, did depose and say that he resides in
 ___________________________




                                      ---------------------------------
                                               Notary Public

                                     RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Mohd Asif (being referred to herein as "RELEASOR"), for good and valuable consideration, releases and discharges NetFabric Holdings, Inc. (the "RELEASEE") and RELEASEE'S officers, directors, stockholders, employees, agents, administrators, successors and assigns (collectively, the "RELEASEES") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims, and demands whatsoever, in law, admiralty, or equity, which against RELEASEES, RELEASOR, ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any claims that were asserted or could have been asserted by the RELEASOR in connection with the RELEASEES' failure to satisfy the requirement of the Share Exchange Agreement, by and among RELEASOR and RELEASEE and others, relating to the raising of an equity financing of $5 million.

     Whenever the text hereof requires, the use of singular number shall include the appropriate plural number as the text of the within instrument may require. This RELEASE may not be changed orally.

     In witness whereof, the RELEASORS have hereunto set their hand and seal on the __ day of February, 2006.


                                      Print Name: /s/ Mohd Asif
                                                  -------------


                                      (sign):_______________


State of _________         )
                           )  ss:
County of ________         )


     On ____________, 2006, before me personally came Mohd Asif, to me known, who being duly sworn, did depose and say that he resides in




                                      ---------------------------------
                                                 Notary Public